                                                                    Exhibit 10.9

                      NON-QUALIFIED STOCK OPTION AGREEMENT

                               ONESOFT CORPORATION


         THIS AGREEMENT, is made as of _________________ between OneSoft, Corporation (the "Company"), a Delaware corporation having its principal place of business at 1505 Farm Credit Drive, McLean, Virginia 22102, and _______________ (the "Participant"), having an address at ________________.

         WHEREAS, the Company desires to grant to the Participant an Option to purchase shares of its common stock, $.001 par value per share (the "Shares"), under and for the purposes set forth in the Company's 1997 Employee, Director and Consultant Stock Option Plan (the "Plan"); and

         WHEREAS, the Company and the Participant understand and agree that any terms used and not defined herein have the same meanings as in the Plan; and

         WHEREAS, the Company and the Participant each intend that the Option granted herein shall be a Non-Qualified Option.

         NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

1.       GRANT OF OPTION.
         ---------------

         The Company hereby grants to the Participant the right and option to purchase all or any part of an aggregate of ___________(XXX) Shares, on the terms and conditions and subject to all the limitations set forth herein and in the Plan, which is incorporated herein by reference. The Participant acknowledges receipt of a copy of the Plan.

2.       PURCHASE PRICE.
         --------------

         The purchase price of the Shares covered by the Option shall be ____________($XXX) per Share, subject to adjustment, as provided in the Plan, in the event of a stock split, reverse stock split or other events affecting the holders of Shares. Payment shall be made in accordance with Paragraph 7 of the Plan.

3.       EXERCISE OF OPTION.
         ------------------

         Subject to the terms and conditions set forth in this Agreement and the Plan, the Option granted hereby shall become exercisable as follows:

XXXX:                      XXX Shares

         The foregoing rights are cumulative and are subject to the other terms and conditions of this Agreement and the Plan.

4.       TERM OF OPTION.
         --------------

         The Option shall terminate ten (10) years from the date of this Agreement, but shall be subject to earlier termination as provided herein or in the Plan.

         If the Participant ceases to be an employee, director or consultant of the Company or of an Affiliate (for any reason other than the death or Disability of the Participant or termination of the Participant for "cause" (as defined in the Plan)), the Option may be exercised, if it has not previously terminated, within three (3) months after the date the Participant ceases to be an employee, director or consultant of the Company or an Affiliate, or within the originally prescribed term of the Option, whichever is earlier, but may not be exercised thereafter. In such event, the Option shall be exercisable only to the extent that the Option has become exercisable and is in effect at the date of such cessation of employment, directorship or consultancy.

         Notwithstanding the foregoing, in the event of the Participant's Disability or death within three (3) months after the termination of employment, directorship or consultancy, the Participant or the Participant's Survivors may exercise the Option within one (1) year after the date of the Participant's termination of employment, directorship or consultancy, but in no event after the date of expiration of the term of the Option.

         In the event the Participant's employment, directorship or consultancy is terminated by the Company or an Affiliate for "cause" (as defined in the Plan), the Participant's right to exercise any unexercised portion of this Option shall cease as of such termination, and this Option shall thereupon terminate. Notwithstanding anything herein to the contrary, if subsequent to the Participant's termination, but prior to the exercise of the Option, the Board of Directors of the Company determines that, either prior or subsequent to the Participant's termination, the Participant engaged in conduct which would constitute "cause," then the Participant shall immediately cease to have any right to exercise the Option and this Option shall thereupon terminate.

         In the event of the Disability of the Participant, as determined in accordance with the Plan, the Option shall be exercisable within one (1) year after the date of such Disability or, if earlier, the term originally prescribed by the Option. In such event, the Option shall be exercisable:

         (a) To the extent exercisable but not exercised as of the date of Disability; and

         (b) In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion of any additional rights to exercise the Option as would have accrued had the Participant not become Disabled prior to the end of the accrual period

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                  which next ends following the date of Disability. The
                  pro-ration shall be based upon the number of days during the accrual period prior to the date of Disability.

         In the event of the death of the Participant while an employee, director or consultant of the Company or of an Affiliate, the Option shall be exercisable by the Participant's Survivors within one (1) year after the date of death of the Participant or, if earlier, within the originally prescribed term of the Option. In such event, the Option shall be exercisable:

         (a) To the extent exercisable but not exercised as of the date of death; and

         (b) In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion of any additional rights to exercise the Option as would have accrued had the Participant not died prior to the end of the accrual period which next ends following the date of death. The pro-ration shall be based upon the number of days during the accrual period prior to the Participant's death.


5.       METHOD OF EXERCISING OPTION.
         ---------------------------

         Subject to the terms and conditions of this Agreement, the Option may be exercised by written notice to the Company at its principal executive office, in substantially the form of Exhibit A attached hereto. Such notice shall state
                             ---------
the number of Shares with respect to which the Option is being exercised and shall be signed by the person exercising the Option. Payment of the purchase price for such Shares shall be made in accordance with Paragraph 7 of the Plan. The Company shall deliver a certificate or certificates representing such Shares as soon as practicable after the notice shall be received, provided, however, that the Company may delay issuance of such Shares until completion of any action or obtaining of any consent, which the Company deems necessary under any applicable law (including, without limitation, state securities or "blue sky" laws). The certificate or certificates for the Shares as to which the Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Option (or, if the Option shall be exercised by the Participant and if the Participant shall so request in the notice exercising the Option, shall be registered in the name of the Participant and another person jointly, with right of survivorship) and shall be delivered as provided above to or upon the written order of the person or persons exercising the Option. In the event the Option shall be exercised, pursuant to Section 4 hereof, by any person or persons other than the Participant, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option. All Shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and non-assessable.

6.       PARTIAL EXERCISE.
         ----------------

         Exercise of this Option to the extent above stated may be made in part at any time and from time to time within the above limits, except that no fractional share shall be issued pursuant to this Option.

7.       NON-ASSIGNABILITY.
         -----------------

         The Option shall not be transferable by the Participant otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act or the rules thereunder. Except as provided in the previous sentence, the Option shall be exercisable, during the Participant's lifetime, only by the Participant (or, in the event of legal incapacity or incompetency, by the Participant's guardian or representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of the Option or of any rights granted hereunder contrary to the provisions of this Section 7, or the levy of any attachment or similar process upon the Option shall be null and void.

8.       NO RIGHTS AS STOCKHOLDER UNTIL EXERCISE.
         ---------------------------------------

         The Participant shall have no rights as a stockholder with respect to Shares subject to this Agreement until registration of the Shares in the Company's share register in the name of the Participant. Except as is expressly provided in the Plan with respect to certain changes in the capitalization of the Company, no adjustment shall be made for dividends or similar rights for which the record date is prior to the date of such registration.

9.       CAPITAL CHANGES AND BUSINESS SUCCESSIONS.
         ----------------------------------------

         The Plan contains provisions covering the treatment of Options in a number of contingencies such as stock splits and mergers. Provisions in the Plan for adjustment with respect to stock subject to Options and the related provisions with respect to successors to the business of the Company are hereby made applicable hereunder and are incorporated herein by reference.

10.      TAXES.
         -----

         The Participant acknowledges that upon exercise of the Option the Participant will be deemed to have taxable income measured by the difference between the then fair market value of the Shares received upon exercise and the price paid for such Shares pursuant to this Agreement. The Participant acknowledges that any income or other taxes due from him or her with respect to this Option or the Shares issuable pursuant to this Option shall be the Participant's responsibility.

         The Participant agrees that the Company may withhold from the Participant's remuneration, if any, the appropriate amount of federal, state and local withholding attributable to such amount that is considered compensation includable in such person's gross income. At the Company's discretion, the amount required to be withheld may be withheld in cash from such remuneration, or in kind from the Shares otherwise deliverable to the Participant on exercise of the Option. The Participant further agrees that, if the Company does not withhold an amount from the Participant's remuneration sufficient to satisfy the Company's income tax withholding obligation, the Participant will reimburse the Company on demand, in cash, for the amount under-withheld.

11.      PURCHASE FOR INVESTMENT.
         -----------------------

         Unless the offering and sale of the Shares to be issued upon the particular exercise of the Option shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the "1933 Act"), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

         (a) The person(s) who exercise the Option shall warrant to the Company, at the time of such exercise, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing the Shares issued pursuant to such exercise:

                    "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE SECURITIES LAWS. SUCH SHARES MAY NOT BE OFFERED, PLEDGED, SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM AS DETERMINED IN ACCORDANCE WITH THE INVESTOR RIGHTS AGREEMENT AS AMENDED AND RESTATED FROM TIME TO TIME, RESTRICTING THEIR TRANSFER. COPIES OF THE INVESTOR RIGHTS AGREEMENT, AS AMENDED, MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT THE CORPORATION'S PRINCIPAL PLACE OF BUSINESS. FURTHER, THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF EACH CLASS OF STOCK OF THE CORPORATION AND THE VARIATIONS IN THE RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES OF STOCK (AND THE AUTHORITY OF THE BOARD OF DIRECTORS OF THE CORPORATION TO DETERMINE VARIATIONS FOR FUTURE SERIES), ARE SET FORTH IN THE CORPORATION'S CERTIFICATE OF INCORPORATION, AS AMENDED, A COPY OF WHICH WILL BE FURNISHED BY THE CORPORATION TO THE

                    HOLDER OF THIS CERTIFICATE, WITHOUT CHARGE, UPON THE WRITTEN REQUEST OF SUCH HOLDER": and


         (b) If the Company so requires, the Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise in compliance with the 1933 Act without registration thereunder. Without limiting the generality of the foregoing, the Company may delay issuance of the Shares until completion of any action or obtaining of any consent, which the Company deems necessary under any applicable law (including without limitation state securities or "blue sky" laws).


12.      RESTRICTIONS ON TRANSFER OF SHARES.
         ----------------------------------

         12.1 The Shares acquired by the Participant pursuant to the exercise of the Option granted hereby shall not be transferred by the Participant except as permitted herein and in the Amended and Restated Stockholders Agreement dated January 6, 1997, as restated as of April 3, 1997, and as amended on or about August 13, 1999 (the "Stockholders Agreement") and that certain Third Amended and Restated Investor Rights Agreement dated as of August 13, 1999 (the "Investor Rights Agreement").


         12.2 Upon acquiring any Shares pursuant to the exercise of the Option, the Participant agrees to become a party to the Stockholders Agreement and the Investor Rights Agreement.



         12.3 The Company shall not be required to transfer any Shares on its books which shall have been sold, assigned or otherwise transferred in violation of this Agreement, or to treat as owner of such Shares, or to accord the right to vote as such owner or to pay dividends to, any person or organization to which any such Shares shall have been so sold, assigned or otherwise transferred, in violation of this Agreement.



         12.4 The Participant acknowledges and agrees that neither the Company, its shareholders nor its directors and officers, has any duty or obligation to disclose to the Participant any material information regarding the business of the Company or affecting the value of the Shares before, at the time of, or following a termination of the employment of the Participant by the Company, including, without limitation, any information concerning plans for the Company to make a public offering of its securities or to be acquired by or merged with or into another firm or entity.

         12.5 All certificates representing the Shares to be issued to the Participant pursuant to this Agreement shall have endorsed thereon a legend substantially as follows: "The shares represented by this certificate are subject to restrictions set forth in an Non-Qualified Stock Option Agreement with this Company, a copy of which Agreement is available for inspection at the offices of the Company or will be made available upon request."

13.      NO OBLIGATION TO MAINTAIN RELATIONSHIP.
         --------------------------------------

         The Company is not by the Plan or this Option obligated to continue the Participant as an employee, director or consultant of the Company.



14.      NOTICES.
         -------

         Any notices required or permitted by the terms of this Agreement or the Plan shall be given by recognized courier service, facsimile, registered or certified mail, return receipt requested, addressed as follows:

If to the Company:

         Paul D. Economon, Esq.
         OneSoft Corporation
         1505 Farm Credit Drive
         Suite 100
         McLean, VA 22102


If to the Participant:


         ----------------------

         ----------------------

         ----------------------

Or to such other address or addresses of which notice in the same manner has previously been given. Any such notice shall be deemed to have been given upon the earlier of receipt, one business day following delivery to a recognized courier service or three business days following mailing by registered or certified mail.

15.      GOVERNING LAW.
         -------------

         This Agreement shall be construed and enforced in accordance with the law of the State of Delaware, without giving effect to the conflict of law principles thereof.

16.      BENEFIT OF AGREEMENT.
         --------------------

         Subject to the provisions of the Plan and the other provisions hereof, this Agreement shall be for the benefit of and shall be binding upon the heirs, executors, administrators, successors and assigns of the parties hereto.

17.      ENTIRE AGREEMENT.
         ----------------

         This Agreement, together with the Plan, embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement not expressly set forth in this Agreement shall affect or be used to interpret, change or restrict, the express terms and provisions of this Agreement, provided, however, in any event, this Agreement shall be subject to and governed by the Plan.

18.      MODIFICATIONS AND AMENDMENTS.
         ----------------------------

         The terms and provisions of this Agreement may be modified or amended as provided in the Plan.

19.      WAIVERS AND CONSENTS.
         --------------------

         Except as provided in the Plan, the terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.


         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Participant has hereunto set his or her hand, all as of the day and year first above written.

                               OneSoft Corporation

                                    By:
                                          ------------------------
                                          Name:
                                          Title:


                                          ------------------------
                                          Participant

                                    Exhibit A
                                    ---------
                NOTICE OF EXERCISE OF NON-QUALIFIED STOCK OPTION
                         [Form For Unregistered Shares]
To:  OneSoft Corporation

Ladies and Gentlemen:

         I hereby exercise my Non-Qualified Stock Option to purchase ____ shares (the "Shares") of the common stock, $.001 par value, of OneSoft Corporation (the "Company"), at the exercise price of $ per share, pursuant to and subject to the terms of that certain Non-Qualified Stock Option Agreement between the undersigned and the Company dated this ___ day of ____________.

         I am aware that the Shares have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), or any state securities laws. I understand that the reliance by the Company on exemptions under the 1933 Act is predicated in part upon the truth and accuracy of the statements by me in this Notice of Exercise.

         I hereby represent and warrant that (1) I have been furnished with all information which I deem necessary to evaluate the merits and risks of the purchase of the Shares; (2) I have had the opportunity to ask questions concerning the Shares and the Company and all questions posed have been answered to my satisfaction; (3) I have been given the opportunity to obtain any additional information I deem necessary to verify the accuracy of any information obtained concerning the Shares and the Company; and (4) I have such knowledge and experience in financial and business matters that I am able to evaluate the merits and risks of purchasing the Shares and to make an informed investment decision relating thereto.

         I hereby represent and warrant that I am purchasing the Shares for my own personal account for investment and not with a view to the sale or distribution of all or any part of the Shares.

         I understand that because the Shares have not been registered under the 1933 Act, I must continue to bear the economic risk of the investment for an indefinite time and the Shares cannot be sold unless the Shares are subsequently registered under applicable federal and state securities laws or an exemption from such registration requirements is available.

         I agree that I will in no event sell or distribute or otherwise dispose of all or any part of the Shares unless (1) there is an effective registration statement under the 1933 Act and applicable state securities laws covering any such transaction involving the Shares or (2) the Company receives an opinion of my legal counsel (concurred in by legal counsel for the Company) stating that such transaction is exempt from registration or the Company otherwise satisfies itself that such transaction is exempt from registration.

         I consent to the placing of a legend on my certificate for the Shares stating that the Shares have not been registered and setting forth the restriction on transfer contemplated hereby and to the placing of a stop transfer order on the books of the Company and with any transfer agents against the Shares until the Shares may be legally resold or distributed without restriction.

         I understand that at the present time Rule 144 of the Securities and Exchange Commission (the "SEC") may not be relied on for the resale or distribution of the Shares by me. I understand that the Company has no obligation to me to register the sale of the Shares with the SEC and has not represented to me that it will register the sale of the Shares.

         I understand the terms and restrictions on the right to dispose of the Shares set forth in the 1997 Employee, Director and Consultant Stock Option Plan and the Non-Qualified Stock Option Agreement, both of which I have carefully reviewed. I consent to the placing of a legend on my certificate for the Shares referring to such restriction and the placing of stop transfer orders until the Shares may be transferred in accordance with the terms of such restrictions.

         I have considered the Federal, state and local income tax implications of the exercise of my Option and the purchase and subsequent sale of the Shares.

         I am paying the option exercise price for the Shares as follows:

         --------------------------------------------------------------

         Please issue the stock certificate for the Shares (check one):

         [_]      to me; or

         [_]      to me and  ________________________,  as joint  tenants with right of  survivorship  and mail the certificate to me at the following address:
__________________

         My mailing address for shareholder communications, if different from the address listed above is:

                                       Very truly yours,

                                       -----------------------
                                       Participant (signature)

                                       -----------------------
                                       Print Name

                                       -----------------------
                                       Date

                                       -----------------------

                                                          Social Security Number

                                    Exhibit A
                                    ---------

                NOTICE OF EXERCISE OF NON-QUALIFIED STOCK OPTION

                          [Form For Registered Shares]

TO:  OneSoft Corporation

IMPORTANT NOTICE: This form of Notice of Exercise may only be used at such time as the Company has filed a Registration Statement with the Securities and Exchange Commission under which the issuance of the Shares for which this exercise is being made is registered and such Registration Statement remains effective.

Ladies and Gentlemen:

         I hereby exercise my Non-Qualified Stock Option to purchase _________ shares (the "Shares") of the common stock, $.001 par value of OneSoft Corporation (the "Company"), at the exercise price of $________ per share, pursuant to and subject to the terms of that certain Non-Qualified Stock Option Agreement between the undersigned and the Company dated _______________, 199_.

         I understand the nature of the investment I am making and the financial risks thereof. I am aware that it is my responsibility to have consulted with competent tax and legal advisors about the relevant national, state and local income tax and securities laws affecting the exercise of the Option and the purchase and subsequent sale of the Shares.


         I am paying the option exercise price for the Shares as follows:

         --------------------------------------------------------------

         Please issue the stock certificate for the Shares (check one):

         [_]      to me; or

         [_]      to me and ____________________________, as joint tenants with right of survivorship,

         and mail the certificate to me at the following address:

         My mailing address for shareholder communications, if different from the address listed above, is:

         -----------------------

         -----------------------

         -----------------------

                                       Very truly yours,

                                       -------------------------------
                                       Participant (signature)

                                       -------------------------------
                                       Print Name

                                       -------------------------------
                                       Date

                                       -------------------------------
                                       Social Security Number